Exhibit 10.1

AMENDED AND RESTATED

WHOLESALE SECURITY AGREEMENT

This Amended and Restated Wholesale Security Agreement (“Agreement”) is entered into by and between General Electric Capital Corporation (“Secured Party”) and each Debtor signing below (individually a “Debtor” and collectively the “Debtors”)  and shall be effective as of August 1, 2007.

WHEREAS,  Secured Party and the Debtors are parties to that certain Wholesale Security Agreement dated September 20, 2005 (as amended, together with all attachments, exhibits, riders and amendments thereto, the “Prior Agreement”); and

WHEREAS,  the parties desire to amend and restate the Prior Agreement effective as of August 1, 2007.

NOW, THEREFORE, in consideration of the mutual promises contained herein, Secured Party and each Debtor hereby agree that the Prior Agreement shall be restated in its entirety as follows:

A.            INVENTORY:   The undersigned dealers (individually a “Debtor” and collectively the “Debtors”) are now or may hereafter be engaged in the business of selling at retail the following described types of property and such other property as may be described from time to time in any agreement which is supplemental hereto (all of which property, with all attachments, accessories, exchanges, replacement parts, repairs and additions thereto, are herein collectively called “Inventory”):

                Description of Inventory: All present and future inventory, including trucks, trailers, chassis and glider kits, financed by Secured Party.  For purposes hereof, inventory financed by Secured Party shall mean (i) any inventory for which Secured Party has made an advance to or on behalf of a Debtor to allow a Debtor to acquire or retain any rights therein (including payments to the seller thereof) or (ii) for which Secured Party has made an advance to, and at the request of, a Debtor secured by specific items of inventory, and for which there is any money owing to Secured Party in respect thereof.

B.      ADVANCES:   Debtors hereby request the below named secured party (“Secured Party”) to make loans (herein individually called an “Advance” and collectively called “Advances”) from time to time to Debtor, the proceeds of which will be used by a Debtor for the purpose of acquiring Inventory from any manufacturer or distributor of such Inventory (each of such manufacturers and distributors, and their successors and assigns, is herein called a “Manufacturer”) and for other good and valid business purposes, including, without limitation, for working capital purposes.  An Advance made hereunder for working capital purposes shall be individually called a “Working Capital Advance” and collectively called “Working Capital Advances” and all Advances which are made for other than working capital purposes may herein sometimes be called “Wholesale Advances.” Each Debtor hereby directs Secured Party to pay on Debtor’s behalf any invoices, or electronic remittance advises, presented to Secured Party from time to time which evidence the sale by a Manufacturer to a Debtor of one or more items of Inventory. Debtors hereby agree that any such payment by Secured Party to a Manufacturer shall be deemed an Advance hereunder for all purposes of this Agreement.  Debtors acknowledge and agree that any Advance made pursuant hereto shall be at Secured Party’s sole discretion and that no Advance made will obligate Secured Party to make any additional Advance. All Advances made by Secured Party to Debtors under this Agreement shall constitute one loan.

In addition, Secured Party has established an aggregate internal credit limit for all the Debtors in the amounts set forth on Schedule A hereto (the “Internal Credit Limit”). In the event any of the Debtors (i) terminate requesting Advances from Secured Party under the Internal Credit Limit established for a particular manufacturer or for used Inventory  (ii) allows another finance source to commence financing Inventory for which an Internal Credit Limit has been established by Secured Party or (iii) is in default under this Agreement and Secured Party terminates this Agreement (each such event shall be referred to herein as a “ Termination Event”) the Debtors shall pay to Secured Party an amount equal to:

(a)                                  Twelve Million Dollars ($12,000,000), if the Termination Event occurs on or before the first annual anniversary of the date of this Agreement (“Months 1-12”)

(b)                                 Eight Million Dollars ($8,000,000) if the Termination Event occurs on or before the second anniversary of this Agreement (“Months 13-24”)

(c)                                  Four Million Dollars ($4,000,000) if the Termination Event occurs on or before the third annual anniversary of the date of this Agreement (“Months 25-36”);and with no such payment due following a Termination Event after Month 36.

Notwithstanding the foregoing, any delayed payment program, privileges or concessions afforded or provided Debtors by the manufacturers and/or distributors of any items of Inventory, which allows Debtors to delay the payment for such items of Inventory after receipt of the same from such manufacturers and/or distributors of such items of Inventory, shall not be considered financing from another financing source, which would require the payment of the percentage amounts specified above by Debtors.

C.      STATEMENT OF ACCOUNT:  Secured Party will furnish to a Debtor from time to time a statement of Debtor’s individual account with Secured Party, prepared from Secured Party’s records showing all applicable credits and debits, including all Advances, other charges and payments with respect to each item of Inventory against which an Advance has been made hereunder (any error in the identification of one or more items of Inventory on such statement shall not prejudice Secured Party’s security interest therein).   Each such statement shall be considered prima facie evidence of each Debtor’s account.

D.      SECURITY INTEREST:  To secure payment of all Advances which Secured Party may elect to make pursuant hereto from time to time and all other obligations of Debtors owing hereunder, Debtors hereby grants to Secured Party a security interest in the following described collateral (all herein collectively called “Collateral”):  all present and future Inventory and all chattel paper, documents, certificates of title, certificates of origin, general intangibles, instruments, accounts and contract rights now existing or hereafter arising with respect thereto, and all cash and non-cash proceeds of any of the foregoing.  Debtors agree that at any time and from time to time, upon the request of Secured Party, Debtors will promptly (i) deliver to Secured Party all Collateral other than Inventory, (ii) mark all chattel paper, documents and instruments and Debtors’ books of account, ledger cards and other records relative to the Collateral with a notation satisfactory to Secured Party disclosing that they are subject to Secured Party’s security interest, (iii) execute and deliver to Secured Party such instruments, statements and agreements as Secured Party may request to evidence further each Advance and the security interests granted hereunder, provided, however, a Debtor’s failure to comply with such request shall not affect or limit Secured Party’s security interest or other rights in and to the Collateral, and (iv) permit Secured Party or its representatives to examine the Collateral and Debtors’ books and records and Debtors agree to pay to Secured Party the greater of Secured Party’s standard fee or actual costs relating to such examinations immediately upon receipt of Secured Party’s invoice therefore.   Debtors agrees that Secured Party may directly collect any amount owed to Debtors with respect to the Collateral (hereafter referred to as an “Account”) and credit Debtors with all sums received by Secured Party.  Debtors agree that Secured Party may from time to time at its discretion contact any account debtor to confirm and verify the terms of sale, payments made on an Account, and any modifications claimed to be made by the Debtors with such account debtor.  Debtors agree that Secured Party may at any time notify an account debtor of the assignment of said Account and revoke the authority of the undersigned to collect the same and should the Secured Party at any time receive any checks, drafts, money orders or other instruments or orders for money payable to a Debtor to apply to an Account, Secured Party is irrevocably appointed attorney-in-fact for each such Debtor to endorse each such instrument with the name of the Debtor and collect the same.

E.       PAYMENT:   Debtors agrees to pay to Secured Party, promptly as billed, interest and charges on the unpaid balance of all Advances outstanding from time to time, computed in accordance with the terms hereof.   Upon the sale of any item of Inventory the amount of the Advance applicable thereto shall become immediately due and payable without notice or demand.  Except as otherwise provided herein, all Advances will be immediately due and payable one hundred twenty (120) days following written notice by Secured Party to Debtors that no additional Advances will be made to Debtors under the terms of this Agreement (a “Notice of Intent to Discontinue Advances”). Further, except following an Event of Default, as provided for herein, and notwithstanding the giving of a Notice of Intent to Discontinue Advances, Secured Party shall not discontinue advances to the extent of its existing Internal Credit Limit, for a period of 120 days from the date of its Notice of Intent to Discontinue Advances. Upon the suspension and/or termination of any Peterbilt franchise or any license to sell Class 8 trucks by a governmental authority relating to a particular dealership location, Secured Party may demand payment within thirty (30) days of all Advances, which relate to the dealership location covered by such franchise or license termination. Should the Peterbilt franchises and/or licenses representing more than twenty-five percent (25.0%) of the Advances to Debtors by dollar volume be suspended and/or terminated, Secured Party may demand payment of all Advances then outstanding to Debtors, in which event such Advances, as well as all accrued but unpaid interest, shall be paid by Debtors within thirty (30) days of such demand. Should there be a material change in the management or control of Debtors, Secured Party may demand payment of all Advances then outstanding, as well as all accrued but unpaid interest, in which event Debtors shall pay such amounts within 120 days of such demand. All amounts payable pursuant hereto are payable at Secured Party’s address set forth below or at such other address as Secured Party may specify from time to time in writing.   Any instrument or agreement, which is executed by Debtors and specifies an amount payable shall evidence indebtedness and not payment.  All payments made by Debtors to Secured Party with reference to this Agreement shall be applied first to an indebtedness which is not secured, then to delinquency charges, then to interest, then to insurance payments, then to any other fees or other amount payable hereunder other than the indebtedness secured by a purchase money security interest in the Collateral, until all of such indebtedness is paid in full, and then to the indebtedness secured by a purchase money security interest in the Collateral in the order in which that indebtedness was incurred.  This provision controls over any conflicting provision or language in this Agreement or in any other agreement between Debtors and Secured Party unless the parties mutually agree in writing in a subsequent agreement to override this provision. Secured Party’s application of any payment is conditional and subject to review and reapplication until all of Debtors’ obligations under this Agreement are paid in full.

F.       INTEREST AND CHARGES:  Debtors agrees to pay Secured Party interest, curtailments and other charges in accordance with the terms and conditions of Rider A, attached hereto and incorporated herein by reference, on or before the 15th of each month.  Curtailments and other charges may be subject to change from time to time and will be effective 30 days following written notice to Debtors. If any manufacturer, distributor or other third party fails to provide an interest or other subsidy for Debtors, Debtors will be responsible for and pay to Secured Party all such charges.  For any such charges, or other amounts due hereunder, not paid within 10 days of its due date, Debtors agrees to pay to Secured Party a delinquency charge calculated thereon at the rate of 1½ % per month for the period of delinquency or, at Secured Party’s option, 5% of such past due amounts, provided that such delinquency charge is not prohibited by law, otherwise at the highest rate the Debtors can legally obligate themselves to pay and/or Secured Party can legally collect (provided such delinquency charges may not exceed those set out herein).

G.       LOCATION/NAME OF DEBTORS:   (i) If a Debtor is a corporation, limited liability company, limited partnership or other registered organization, its state of organization is in the state set forth immediately below its signature on the last page of this Agreement; (ii) if a Debtor is an individual, his/her principal place of residence is at the address set forth immediately below his/her signature on the last page of this Agreement; (iii) if a Debtor is an organization, its place of business or if it has more than one place of  business its chief executive office, is located  at the address set  forth immediately below its signature on the last page of this Agreement.   Each Debtor agrees that it will not without the prior written consent of Secured Party change its state of organization if it is a corporation, limited liability company, limited partnership or other registered organization.   Debtors will notify Secured Party in writing of a change in its chief executive office or its place of business 30 days prior to such change. Each Debtor shall notify Secured Party in writing of a change in its name 30 days prior to such change.   The Debtors further represent and warrant that the Debtors identified on Schedule B hereto own the premises identified on Schedule B where they operate the dealerships.

H.    ADDITIONAL WARRANTIES AND AGREEMENTS: Each Debtor warrants and agrees that: the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances other than those created hereby; that except as herein specifically permitted, no financing statement covering the Collateral is now or will hereafter be on file in favor of anyone other than Secured Party; the Inventory will be maintained in good operating condition, repair and appearance and, absent the written consent of Secured Party, will not be used for any purpose other than demonstration at or in reasonable proximity to a Debtor’s place(s) of business or at industry trade shows, and any such demonstration will be in conformity with all applicable governmental laws and  regulations; other than in the ordinary course of business, the Inventory will not otherwise be removed from such places of business without the prior written consent of Secured Party; Debtor shall use and maintain the Collateral in compliance with any, insurance policies and all applicable laws; and, notwithstanding Secured Party’s claim to proceeds, Debtors will not sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any of the Collateral, nor will Debtors permit any such act; provided, however, as long as an event of default has not occurred and is not then continuing hereunder, Debtors may sell any (i) item of Inventory  or (ii) chattel paper or accounts in the regular course of a Debtor’s business and any purchaser thereof may acquire such priority to Secured Party’s interest therein as prescribed under applicable law. Upon the sale of an item of Inventory the amount of the Advance applicable thereto shall become immediately due and payable and Debtors shall promptly pay such amount in cash to Secured Party without notice or demand.   An item of Collateral will not be considered as “sold” until the earlier of the date a Debtor receives payment therefor or the date possession of such item of Collateral is delivered to the purchaser thereof pursuant to a Retail Sales Order, notwithstanding the Retail Sales Order may list an earlier date of sale.

Each Debtor further agrees, at its own cost and expense, to do everything necessary or expedient to perfect and preserve the security interests of Secured Party obtained hereunder; to defend any action, proceeding or claim affecting the Collateral; to furnish Secured Party promptly with copies of its (i) balance sheet, profit and loss statement and other fiscal year-end financial reports within one hundred twenty (120) days of the close of each fiscal year of each Debtor and (ii) month-end balance sheet and profit and loss statement within 30 days of the last day of each month, and with such other financial statements and other information as Secured Party may reasonably request from time to time; to pay all expenses incurred by Secured Party in enforcing its rights after the occurrence of an event of default hereunder, including the reasonable fees of any attorneys retained by Secured Party ; and to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral, this Agreement, any supplemental agreements or any accompanying notes.

Each Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Advance and request for an Advance that:

(a)                                  Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified herein, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

(b)                                 Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the “Debt Documents”);

(c)                                  This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

(d)                                 No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e)                                  The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

(f)                                    There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g)                                 All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtor’s financial condition;

(h)           The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

(i)                                     The Collateral is, and will remain, in good condition and repair;

(j)                                     Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

(k)                                  The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for  (i) liens in favor of Secured Party,  (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and  (iii) inchoate materialmen’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called  “Permitted Liens”).

(l)                                     Debtor is and will remain in material compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations. As used herein, “material compliance” means compliance that will not result in a material adverse effect on the Guarantor, its business or operations, or its ability to perform its obligations under this Guaranty.

I.       FINANCING STATEMENTS:  If permitted by law, Debtors agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement may be filed as a financing statement. Each Debtor authorizes Secured Party to file a financing statement describing the Collateral.

J.       INSURANCE AND RISK OF LOSS:  Debtors shall at all times bear all risk of loss, damage to or destruction of the Collateral.  Debtors agree to procure forthwith and maintain insurance on the Inventory, for the full insurable value thereof and for the life of this Agreement, in the form of Fire Insurance with Extended Coverage or Combined Additional Coverage, as appropriate, and Collision, Theft and/or Vandalism and Malicious Mischief Coverage when appropriate, plus such other insurance as Secured Party may specify from time to time, all in form and amount and with insurers satisfactory to Secured Party.  Debtors agree to deliver promptly to Secured Party certificates, or if requested, policies of insurance satisfactory to Secured Party, each with a standard long-form loss-payable endorsement naming Secured Party or assigns as loss-payee as their interests may appear.  Each policy shall provide that Secured Party’s interest therein will not be invalidated by the acts, omissions or neglect of anyone other than Secured Party, and will contain insurer’s agreement to give 30 days prior written notice to Secured Party before the cancellation of or any material change in the policy will be effective as to Secured Party, whether such cancellation or change is at the direction of Debtors or insurer.  Secured Party’s acceptance of policies in lesser amounts or risks will not be a waiver of a Debtor’s foregoing obligation.  Debtors assign to Secured Party all proceeds of such insurance, including returned and unearned premiums, not to exceed the sum of all amounts payable pursuant hereto. Debtors direct all insurers to pay such proceeds directly to Secured Party.

K.        PERFORMANCE BY SECURED PARTY:  If any Debtor fails to perform any of its obligations hereunder, Secured Party may perform the same, but shall not be obligated to do so, for the account of such Debtor to protect the interest of Secured Party or Debtor or both, at Secured Party’s option, and Debtors shall immediately repay to Secured Party any amounts paid by Secured Party in such performance together with interest thereon at five percent (5.0%) above the interest rate then being charged Debtors by Secured Party on Advances made pursuant to this Agreement, not to exceed the maximum amount or rate allowed by law.

L.        EVENTS OF DEFAULT:  Time is of the essence.  An event of default shall occur if: (a) any Debtor fails to pay when due any amount owed by it to Secured Party or any successor or assignee of Secured Party under this Agreement or under the terms of any promissory note delivered in conjunction with this Agreement or under any other agreement by and between any Debtor or guarantor and the Transportation Finance division of Secured Party, within five Business Days of Secured Party having made written demand of Debtors for the payment of the same, or if any Debtor fails to pay when due any amount owed by it to Secured Party or any affiliate (including without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Secured  Party under any other document, agreement or instrument related to, within five Business Days of Secured Party having made written demand of Debtors for the payment of the same; (b) an event of default occurs in the performance or observance of any other term or provision to be performed or observed by any Debtor, any affiliate of any Debtor or any guarantor of Debtors’ obligations under this Agreement of any provision hereunder or under any other instrument or agreement furnished to Secured Party or to any affiliate of Secured Party by any Debtor, any affiliate of any Debtor or any guarantor of Debtors’ obligations under this Agreement; (c) any representation or warranty made by Debtors herein or in any document or certificate furnished by  any Debtor to Secured Party or to any affiliate of Secured Party was incorrect in any material respect when made; (d) any Debtor becomes insolvent or ceases to  do business as a going concern; (e) any of the Collateral is lost or destroyed, no insurance is in force to cover such loss or destruction and Debtors do not pay an amount to Secured Party equal to the value of the lost or destroyed Collateral within thirty (30) Business Days of any Debtor’s notice of such loss of destruction; (f) any Debtor or any guarantor of Debtors’ obligations under this Agreement makes an assignment for the benefit of creditors or takes advantage of any law for the relief of debtors; (g) a petition in bankruptcy, or for an arrangement, reorganization or similar relief is filed by or against any Debtor or any guarantor of Debtors’ obligations under this Agreement , which is not contested by such Debtor or guarantor and thereafter dismissed within 90 days from the date a Debtor or guarantor receives notice of the filing of the same; (h) any property of any Debtor having a value in excess of one-percent of the Collateral is attached and such attachment is not contested and or resolved within ninety (90) days thereof and if part of the Collateral, paid off after such ninety(90) day period, or a  trustee or receiver is appointed for any Debtor or any guarantor of Debtors’ obligations under this Agreement or for a substantial part of its property, or Debtor or any guarantor of Debtors’ obligations under this Agreement applies for such appointment; (i) Debtor or any guarantor of Debtors’ obligations under this Agreement take any action looking to its dissolution or liquidation; (j) Any Debtor, or any guarantor of  the Debtors’ obligations, ceases to exist as a legal entity or a Debtor or any guarantor of Debtors’ obligations under this Agreement or any party in control of a Debtor or any guarantor of Debtors’ obligations under this Agreement takes any action looking to a Debtor’s or such guarantor’s dissolution as a legal entity;  (m) there shall be a material adverse change in any of the: (i) condition (financial or otherwise), business, performance, prospects, operations or properties of any Debtor or any guarantor of Debtors’ obligations under this Agreement, (ii) legality, validity or enforceability of this Agreement or any guaranty, (iii) perfection or priority of the lien granted in favor of to Secured  Party pursuant to this Agreement, (iv) ability of  any Debtor or any guarantor of Debtors’ obligations under this Agreement to repay  the indebtedness or perform its obligations under  this Agreement or guaranty (v) rights and remedies of the Secured  Party under the Agreement; (o) if there shall occur an (i) appropriation, (ii) confiscation, (iii) retention, or (iv) seizure of Control custody or possession of the Collateral by any governmental authority including, without limitation, any municipal, state, federal or other governmental entity or any governmental agency or instrumentality (all such entities, agencies, and instrumentalities shall hereinafter be collectively referred to as “Governmental Authority”); (p) if anyone in the control of a Debtor is accused or alleged or charged (whether or not subsequently arraigned, indicted or convicted) by any Governmental Authority to have used the Collateral in connection with the commission of any crime (other than a misdemeanor moving violation); (q) any guarantor or surety of any of the Debtors’ obligations terminates such guaranty of  suretyship agreement or breaches, or repudiates its obligations; (r) there shall be a death of a majority owner of any Debtor or a guarantor of the obligations of any Debtor under this Agreement; or (s) Any Debtor fails to promptly pay any excise  taxes, sales taxes, payroll taxes, income or other taxes due and owing by a Debtor within ten (10) days from the date Debtor is notified by Secured Party that such taxes have not been paid, unless Debtor has taken lawful action to protest and/or contest such taxes; or (t) except for the security  interest, lien or reservation of title in favor of Secured Party or as otherwise granted herein, there shall be any lien, claim or encumbrance on any of the Collateral securing the indebtedness hereunder of Debtors to Secured Party, which is not contested by Debtors and regarding which, Debtors have not taken steps acceptable to Secured Party to bond against such lien, claim or encumbrance or not taken such other action as is acceptable to Secured Party, with respect to such contest. Secured Party’s inaction with respect to an event of default shall not be a waiver of such default and Secured Party’s waiver of any default shall not be a waiver of any other default.

M.     REMEDIES UPON DEFAULT:  Upon the occurrence of an event of default, and at any time thereafter as long as the default continues, Secured Party may, at its option, with or without notice to Debtors (i) declare this Agreement to be in default, (ii) declare the indebtedness hereunder to be immediately due and payable, (iii) declare all other debts then owing by Debtors to Secured Party or any affiliates (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Secured Party to be immediately due and payable, and from and after acceleration, Each Debtor agrees to pay interest on all amounts then owing at the rate of 1½ % per month, if not prohibited by law, otherwise at the highest rate that a Debtor can legally obligate itself to pay and/or Secured Party can legally collect, (iv) cancel any insurance and credit any refund to  the indebtedness, and (v) exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including, without limitation, the right to require Debtors to assemble the Collateral and deliver it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may buy at any sale and become the owner of the Collateral.   Unless otherwise provided by law, any requirement of reasonable notice regarding the sale or other disposition of Collateral which Secured Party may be obligated to give will be met if such notice is mailed to Debtors at its address shown herein at least ten days before the time of sale or other disposition.  Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.   Secured Party may sell the Collateral without giving any warranties as to the Collateral.  Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment, or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.   If Secured Party sells any of the Collateral upon credit, Debtors will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtors shall be credited with the proceeds of the sale.   The inclusion of a trade name or division name in the identification of any Debtor hereunder shall not limit Secured Party’s right, after the occurrence of an event of default, to proceed against all of Debtors’ assets, including those held by any Debtor individually or under another trade or division name.  Expenses of retaking, holding, preparing for sale, selling and the like shall include (a) the reasonable fees of any attorneys retained by Secured Party and (b) other legal expenses incurred by Secured Party.  Each Debtor agrees that it is liable for and will promptly pay any deficiency resulting from any disposition of Collateral after default.

N.      PERFECTION/POWER OF ATTORNEY:  Each Debtor hereby appoints Secured Party or any duly authorized officer or employee of Secured Party as such Debtor’s attorney-in-fact to, in such Debtor’s or Secured Party’s name: (a) prepare, execute and submit any notice or proof of loss in order to realize the benefits of any insurance policy insuring the Collateral; (b) prepare, execute and file any instrument which, in Secured Party’s opinion, is required by law to perfect and give or modify public notice of Secured Party’s interest in the Collateral; and (c) endorse such Debtor’s name on any remittance representing proceeds of any insurance insuring the Collateral or the  proceeds of the sale, or other disposition of any of the Collateral (whether or not such disposition is a default hereunder).  This power is coupled with an interest and is irrevocable so long as any indebtedness secured hereunder remains unpaid.

O.      MISCELLANEOUS:  Waiver of any default shall not be a waiver of any other default; all of Secured Party’s rights are cumulative and not alternative.  No waiver or change in this Agreement or in any related agreements shall bind Secured Party unless in writing signed by one of its officers.   The term “Secured Party” shall include any assignee of Secured Party who is the holder of this Agreement.  Secured Party or any assignee or successor of Secured Party shall have the right to transfer, sell or assign all or any portion of this Agreement or the indebtedness and/or obligations thereunder, without notice, acknowledgement or consent from Debtors.  After assignment of this Agreement by Secured Party, the assignor will not be the assignee’s agent for any purpose. Each Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under this Agreement to such assignee or as instructed by Secured Party.  Each Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.  Each Debtor waives, as to any non-affiliated third party assignee, for value, of Secured Party and will not assert against any such non-affiliated third party assignee, for value, of Secured Party, any claims in recoupment, abatement, reduction, defenses or set-offs for breach of warranty, or for any other reason, which Debtor could assert against Secured Party, except defenses, which cannot be waived under the Uniform Commercial Code and the defense of payment by Debtor in full or partial payment of all amounts owing to Secured Party. Upon request, Debtors will execute a sworn statement verifying the then balance owing to Secured Party. g. Upon full payment of all obligations secured by this Agreement, the assignee may deliver all original papers to the assignor for each Debtor.   Each Debtor waives all exemptions to the extent permitted by law.  Secured Party may correct patent errors herein and fill in blanks. Any provision of this Agreement which is for any reason held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent it is invalid, illegal or unenforceable without invalidating the remaining provisions hereof.  Each Debtor acknowledges receipt of a true copy and waives acceptance hereof.   If any Debtor is a corporation, this Agreement is executed pursuant to authority of its Board of Directors.  All of the terms and provisions of this Agreement shall apply to and be binding upon each Debtor, its heirs, personal representatives, successors and permitted assigns and shall insure to the benefit of Secured Party, its successors, and assigns and shall bind all persons who become bound as a debtor to this Security Agreement.  If more than one party executes this Agreement the term “Debtor” means and includes each such party, and the indebtedness and other obligations hereunder herein specifically described is the joint and several obligation of each such party. .  In the event any Debtor is deemed to be a surety, each Debtor agrees that its obligations hereunder shall not be discharged or affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety. Secured Party may receive from and disclose to any individual, corporation, business trust, association, company, partnership, joint venture, or other entity (herein collectively, the “Entity”), including, without limiting the generality of the foregoing, Secured Party’s parent or any affiliate or any subsidiary of Secured Party and any credit reporting agency or other entity whether or not related to Secured Party for any purpose, information about any Debtor’s accounts, credit application and credit experience with Secured Party and each Debtor authorizes any Entity to release to Secured Party any information related to any Debtor’s accounts, credit experience and account information regarding the Debtor. This shall be continuing authorization for all present and future disclosures of each Debtor’s account information, credit application and credit experience on Debtor made by Secured Party, or any Entity requested to release such information to Secured Party.

P.      NOTICES:  Any notice or demand contemplated under this Agreement shall be sent: to Secured Party and Debtors at the address set forth immediately below their signatures on the last page of this Agreement or to such other address or party as either party hereto may from time to time designate in writing.  Notices shall be either personally delivered, telecopied or deposited in the United States certified or registered mails, postage prepaid, addressed as aforesaid with a return receipt requested and shall be deemed received when delivered, if personally delivered, or on the delivery date noted on the return receipt accompanying such notice or request, if mailed.

Q.      WAIVER OF JURY TRIAL:  EACH DEBTOR AND SECURED PARTY AGREE THAT ANY ACTION, SUIT OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES, WILL BE TRIED TO A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY, AS DEBTORS AND SECURED PARTY HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY AND EACHDEBTOR TO ENTER INTO THIS AGREEMENT.

R.      GOVERNING LAW, JURISDICTION AND VENUE:  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICT OF LAW RULES OF SUCH STATE, AND SHALL NOT BE AN EFFECTIVE CONTRACT UNTIL IT HAS BEEN ACCEPTED AND EXECUTED BY SECURED PARTY IN THE STATE OF TEXAS.   TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT, ANY ACCOMPANYING PROMISSORY NOTES OR OTHER DOCUMENTS, SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS.  THE PARTIES FURTHER AGREETHAT THE AFOREMENTIONED CHOICE OF VENUE SHALL BE CONSIDERED MANDATORY AND NOT PERMISSIVE IN NATURE, THEREBY PRECLUDING THE POSSIBILITY OF LITIGATION IN ANY JURISDICTION OTHER THAN THAT SPECIFIED BY THIS PARAGRAPH.    SECURED PARTY AND DEBTORS, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENES OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.    SECURED PARTY AND DEBTORS HEREBY STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS SHALL HAVE PERSONAL JURISDICTION AND VENUE OVER THEM FOR THE PURPOSE OF LITIGATING ANY DISPUTE, CONTROVERSY OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY ACCOMPANYING PROMISSORY NOTES OR OTHER DOCUMENTS.  TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST A DEBTOR SHALL BE MADE UPON EACH SUCH DEBTOR BY SERVICE UPON THE REGISTERED AGENT OF EACH SUCH DEBTOR, AT SUCH REGISTERED AGENT’S ADDRESS, AS REFLECTED IN THE RECORDS OF THE SECRETARY OF STATE IN THE STATE OF SUCH DEBTOR’S ORGANIZATION. DEBTORS AGREES THAT ANY FINAL JUDGMENT SHALL BE CONCLUSIVE AS TO THE SUBJECT OF SUCH FINAL JUDGMENT AND MAY BE ENFORCED IN OTHER JURISDICTIONS IN ANY MANNER PROVIDED BY LAW.

S.           PREPAYMENTS/WORKING CAPITAL LOANS.

1.        Prepayments.  Debtors shall have the right to prepay any debt owing under this Agreement. Debtors may, on any Business Day, make such prepayments by a minimum of $100,000. Prepayments received by Secured Party in immediately available funds at or prior to 12:00 p.m. will be applied on the same Business Day. Prepayments received by Secured Party in immediately available funds after 12:00 p.m. will be applied on the following Business Day. Prepayments received in other than immediately available funds shall be credited when good funds become available for use by Secured Party. The prepayments shall not be applied to specific items of Inventory and shall not reduce any Wholesale Advances, as defined herein, but instead shall be applied against the Adjusted Indebtedness, as defined in subparagraph 6 of this Paragraph S.

2.        Working Capital Advances.  Secured Party, subject to the terms and conditions of this Agreement, from time to time, will make Working Capital Advances to Debtors.  Debtors may, upon written request, request Secured Party to make a Working Capital Advance. The minimum Working Capital Advance shall be $100,000. An individual request for a Working Capital Advance in an amount (i) less than  $20,000,000 will be honored no later than the next Business Day following receipt by Secured Party and (ii) of  $20,000,000 or greater, will be honored no later than the third Business Day following receipt by Secured Party.

The obligation of Secured Party to make Working Capital Advances as provided herein is subject to the fulfillment on the date such Working Capital Advance is to be made of each of the following conditions:

(i)                    Debtors shall not be in default under this Agreement; and

(ii)                the amount of the Working Capital Advance shall not cause the Adjusted Indebtedness to exceed:

•                     the total amount of Wholesale Advances relating to Inventory in which Secured Party maintains a perfected first priority security interest (the “Priority Inventory”) (such Wholesale Advances are referred to as the “ Priority Inventory Wholesale Advances”), and

•                     less any reductions that are owed to Secured Party on the Priority Inventory.

3.        Interest.  Interest shall be charged monthly on the aggregate unpaid amount of all Working Capital Advances that were outstanding during the prior month and shall be computed and accrued at the lesser of (a) the Applicable Wholesale Rate for Inventory in effect during the month in which charged or (b) the Legal Maximum Rate as defined in Paragraph 4 of Rider A (the “Working Capital Interest Rate”).

4.        Payment and Billing.  Debtors agree to pay to Secured Party, promptly as billed, interest at the Working Capital Interest Rate on the unpaid balance of all Working Capital Advances outstanding from time to time.  Debtor acknowledges that because of computer system limitations, Secured Party’s billing statement will not specifically reflect the interest charged on the Working Capital Advances.  Secured Party will attach to its standard billing statement a schedule detailing such charges. The schedule will itemize and total the interest that is not being charged on the Advances as a result of Debtor’s prepayments. The total outstanding debt will be adjusted accordingly. Accordingly, for purposes hereof, for each monthly billing period for which interest payments are due under this Agreement, Secured Party will credit the Debtors’ monthly interest charges with an amount determined on a daily basis by multiplying the average daily prepayments less Working Capital Advances by the sum of the Libor Rate plus 80 basis points. In no event shall Debtors be entitled to receive any direct payments of, or carry forward, any such interest credit adjustments.

5.        Sale of New Inventory.  Notwithstanding Paragraphs E and J of this Agreement, upon the sale of an item of Inventory, the amount of the Wholesale Advance applicable thereto shall be immediately due and payable and Debtor shall immediately, without notice or demand, pay such amount in cash to Secured Party; provided however, if the conditions set forth in subparagraph 1 of this Paragraph S are satisfied, then Debtor may pay Secured Party such amount with the proceeds of an appropriate Working Capital Advance.

6.        Adjusted Indebtedness.  Adjusted Indebtedness as of any date of determination means the sum of (i) the aggregate outstanding Working Capital Advances, plus (ii) the aggregate outstanding Priority Inventory Wholesale Advances, plus (iii) any other amounts relating to the Priority Inventory which are due and owing under the Security Agreement; provided however, any prepayments of any indebtedness by Debtor under this Agreement shall, at the time of the prepayment, be applied against and reduce the sum of the preceding items (i), (ii) and (iii).

7.        Reports.  Debtors shall provide Secured Party with such inventory and financial information of Debtors as Secured Party shall reasonably require, including without limitation daily reports of Inventory sales.  Secured Party shall also have the right to perform audits at each Debtor’s places of business.

8.        Miscellaneous. All prepayments and Working Capital Advances will be made by, and to, Rush Administrative Services, Inc. as agent for Debtors. Debtors, in the aggregate, may prepay an amount not to exceed at any one time the sum of (i) 40% of the first  $300,000,000 in outstanding Priority Inventory Wholesale Advances and (ii) 50% of the outstanding  Priority Inventory Wholesale Advances in excess of $300,000,000.  Prepayments and Working Capital Advances will be limited to a total of six (6) per month for all Debtors. Secured Party may apply prepayments and Working Capital Advances to individual Debtor’s accounts in its sole discretion.

T.                DELAYED PAYEMNT PRIVILEGE.

1.        Debtors have requested the privilege of delaying payment of an Advance in the limited instances where Collateral is sold by a Debtor to a purchaser for whom both a Debtor and Secured Party have agreed to a delayed payment period (the “Delayed Payment Privilege”). Therefore, Notwithstanding anything contained herein to the contrary, Debtors agree that Secured Party’s security interest in any and all vehicles sold to a customer, and in which event the full payment thereof by cash or on a the basis of a properly perfected retail installment contract or other security agreement in favor of Secured Party is not made contemporaneous with the delivery of such Collateral by Debtors (the “Delayed Payment Collateral”), shall remain in full force and effect in such Delayed Payment Collateral and shall not be relinquished, extinguished, released or terminated as a consequence of such sale or delivery unless and until the payment is thereafter made directly to Secured Party or jointly to Debtors and Secured Party. Moreover, Debtors are expressly prohibited and shall not have any express, implied or apparent authority to sell, lease, transfer or otherwise dispose of any Delayed Payment Collateral unless and until the express written permission of Secured Party is first obtained, and then such authority shall be, in each and every instance, limited to the terms and conditions of such written permission; it being further agreed that the terms of this paragraph shall not be altered, modified, supplemented, qualified, waived or amended by reason of any agreement (unless in writing executed by Debtors and Secured Party), or by the course of performance, course of dealing, or usage of trade by Debtors and Secured Party, of either of them.

2.             Any previously executed Agreement for the Delayed Payment Privilege for New Floor Plan Units between Debtors and Secured Party is superseded by the terms and conditions of this Agreement for all Delayed Payment Privilege transactions arising on or after the effective date thereof.

3.             Debtors shall advise Secured Party of each and every potential transaction in which Debtors requests Secured Party to grant the Delayed Payment Privilege, and the period of  time for which the Delayed Payment Privilege is being requested. Such request shall be made of Secured Party in writing and on a form of the type and kind provided by Secured Party from time to time. Secured Party’s consent, if any, to the request must be obtained prior to the sale, transfer or delivery of any vehicles proposed by Debtors to be disposed by the Delayed Payment Privilege (the “Delayed Payment Privilege Collateral”).

4.        Secured Party’s consent to Debtors’ request for disposition of Delayed Payment Privilege Collateral shall be in Secured Party’s sole and exclusive discretion and further subject and contingent upon the following additional terms and conditions:

(a)         Secured Party may, in its sole and exclusive discretion limit the number of items of Collateral, amount outstanding and terms and conditions for which the      Delayed Payment Privilege requested by Debtors is approved.

(b)        Secured Party may, in its sole and exclusive discretion withdraw, cancel, or suspend the Delayed Payment Privilege at anytime and for any reason upon a ten-day advance written notice and immediately if a Debtor is in default of any agreement which Debtors have with Secured Party; provided, however, that such withdrawal, cancellation or suspension shall not affect the rights, interests and duties under this Agreement prior thereto.

(c)         Debtors shall complete, execute and deliver to Secured Party, immediately upon the delivery of Delayed Payment Privilege Collateral, a form of the type and kind provided by Secured Party from time to time (the “Delivery Schedule”).

(d)        Debtors shall immediately pay Secured Party the Collateral Amount Financed upon the earliest of (i) demand by Secured Party; or (ii) receipt of the amount due from the disposition of each of the Delayed Payment Privilege Collateral; or (iii) the “Purchaser Payment Date” set forth on the applicable Delivery Schedule.

(e)         Upon Secured Party’s request, Debtors shall obtain from the person acquiring the Delayed Payment Privilege Collateral a duly authorized and executed acknowledgement from the Purchaser confirming that the terms of sale including the continuation of Secured Party’s security interest in the Delayed Payment Privilege Collateral. The acknowledgement shall be in writing and on a form of the type and kind provided by Secured Party from time to time, which shall be delivered to Secured Party prior to any sale, transfer or delivery of any Delayed Payment Privilege Collateral to such person (the “Acknowledgement of Purchaser”).

(f)         The grant and exercise of the Delayed Payment Privilege by Debtors shall in no way extinguish, release or terminate Secured Party’s security interest in the Delayed Payment Privilege Collateral unless and until the conditions described in the amending paragraph set forth in paragraph 1 of this Agreement and the aforesaid Acknowledgement of Purchaser are first fulfilled, which shall then and thereafter continue in the proceeds thereof.

5.        Secured Party shall have no duty or obligation to examine, review or consider the creditworthiness of any proposed or actual customer of Debtors for which Debtors seeks Secured Party’s consent to the Delayed Payment Privilege and any such examination, review or consideration by Secured Party shall be for its sole and exclusive use and purposes; the Debtors expressly agreeing that any receipt or reliance on such information from Secured Party would be gratuitous and unreasonable, respectively.

6.        Debtors’ obligation to pay Secured Party for the Collateral Amount Financed shall be absolute, unconditional and primary, notwithstanding (a) Secured Party consenting to the Delayed Payment Privilege; or (b) default in the payment or acquisition terms by the customer of the Debtors for Delayed Payment Privilege Collateral, or that of any of customer’s surety, guarantor, co-obligor or lender; or (c) rejection or revocation of acceptance of any Delayed Payment Privilege Collateral by such customer; or (d) the acceptance by Secured Party of any assignment or proceeds from any Delayed Payment Privilege Collateral; provided, however, that nothing in this paragraph 6 is intended to permit payment to Secured Party of any more than the greater of (i) the Collateral Amounts Financed or (ii) the value of Secured Party’s security interest in the Delayed Payment Privilege Collateral.

7.        Upon demand by Secured Party, Debtors shall provide Secured Party with an assignment of all right, title, and interest of the Debtors in and to the accounts, contract rights, sale proceeds or any other interest Debtors may then or thereafter have in the Delayed Payment Privilege Collateral. Said assignment shall be for the purpose of additional security only and shall be on a form of the type and kind provided by Secured Party from time to time.

8.             Secured Party may take such actions as it deems appropriate to assure and enforce compliance with this Agreement, including requesting, for audit purposes, verification from Debtors’ customers the fact of delivery, possession, and amount, date and circumstances of payment of any Delayed Payment Privilege Collateral, and the notification to appropriate persons of any security interest, assignment or other claim in the Delayed Payment Privilege Collateral of Secured Party.

As used herein, the term “Business Day” shall mean any day other than: Saturday; Sunday; or, any day the United States District Clerk’s Office for the Northern District of Texas is closed.

THIS WRITTEN   AGREEMENT, INCLUDING RIDER A, REPRESENTS THE FINAL   AGREEMENT   BETWEEN   THE PARTIES AND MAY NOT BE CONTRADICTED   BY   PRIOR, CONTEMPORANEOUS, OR   SUBSEQUENT   ORAL   AGREEMENTS   OF   THE PARTIES.   IF   THE PARTIES   HAVE PREVIOUSLY EXECUTED ANY SECURITY AGREEMENTS RELATING TO THE SUBJECT MATTER HEREOF, THIS AGREEMENT, INCLUDING RIDER A, IS INTENDED ONLY TO AMEND AND RESTATE SUCH WRITTEN AGREEMENTS, AND WILL   NOT BE DEEMED TO BE A NOVATION   OR TERMINATION OF SUCH WRITTEN AGREEMENTS.  THIS AGREEMENT, INCLUDING RIDER A, SHALL APPLY TO ALL ADVANCES MADE UNDER ANY SUCH PRIOR AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

UNLESS PROHIBITED BY LAW, EACH DEBTOR AND SECURED PARTY HEREBY AGREE THAT THIS AGREEMENT SHALL NOT BE SUBJECT TO THE PROVISIONS OF TEXAS FINANCE CODE TITLE 4, SUBTITLE B, CHAPTER 346.

This Agreement, and the Addendum and Amendment hereto of even date hereof, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each party hereto, and any guarantor required thereunder, and delivered to the other party hereto.   In addition, any wholly owned subsidiary of Rush Enterprises, Inc. or any wholly owned subsidiary of any Debtor now or hereafter a party to this Agreement, may become a “Debtor” under this Agreement upon its agreement to be bound by the terms thereof, in a form acceptable to Secured Party, all without further action or consent of any of the Debtors.

Rush Medium Duty Truck Centers of Colorado, Inc.
State of Organization: Delaware
Rush Truck Centers of Alabama, Inc.
State of Organization: Delaware
Rush Truck Centers of Arizona, Inc.
State of Organization: Delaware
Rush Truck Centers of California, Inc.
State of Organization: Delaware
Rush Truck Centers of Colorado, Inc.
State of Organization: Delaware
Rush Truck Centers of Florida, Inc.
State of Organization: Delaware
Rush Truck Centers of Georgia, Inc.
State of Organization: Delaware
Rush Truck Centers of New Mexico, Inc.
State of Organization: Delaware
Rush Truck Centers of Oklahoma, Inc.
State of Organization: Delaware
Rush Truck Centers of Tennessee, Inc.
State of Organization: Delaware
Rush GMC Truck Center of El Paso, Inc.
State of Organization: Delaware
Rush GMC Truck Center of Phoenix, Inc.
State of Organization: Delaware
Rush GMC Truck Center of San Diego, Inc.
State of Organization: Delaware
Rush GMC Truck Center of Tucson, Inc.
State of Organization: Delaware

By:	/s/ W. M. “Rusty” Rush
Name:	W. M. “Rusty” Rush
Title:	President
Date:	August 15, 2007

Rush Truck Centers of Texas, L.P., a

Texas limited partnership

By:	RUSHTEX, INC., a Delaware corporation
General Partner

	By:	/s/ W. M. “Rusty” Rush
	Name:	W. M. “Rusty” Rush
	Title:	President
	Date:	August 15, 2007

Address for all Debtors:	Rush Enterprises, Inc.
Attn: Legal Department
P. O. Box 34630
San Antonio, Texas 78265-4630
Telecopy: 830.626.5307

Agreed and Accepted at Irving, Texas

Secured Party:	General Electric Capital Corporation

By:	/s/ C. Daniel Clark
Name:	C. Daniel Clark
Title:	President and General Manager
Date:	August 15, 2007
Address:	300 E. Carpenter Frwy
Irving, TX 75062

Telecopy No:	469.586.2491 Attn: Legal Department

GUARANTOR CONSENT

The undersigned Guarantor hereby (i) consents to the foregoing Amended and Restated Wholesale Security Agreement (“WSA”) and agrees that execution thereof shall not impair or otherwise affect any of its obligations and duties owed to Secured Party per the terms of its Continuing Guaranty dated September 20, 2005 (as amended the “Guaranty”) and (ii) agrees that the “Indebtedness” guaranteed thereunder may not exceed the total principal sum of Six Hundred Million Dollars ($600,000,000) in principal outstanding at any given point in time, plus all unpaid interest, which has or thereafter accrues thereon, plus all reasonable costs incurred by General Electric Capital Corporation in the enforcement of its rights and remedies or the collection of such principal and accrued interest and (iii) agrees that any of its wholly owned subsidiaries, or any wholly owned subsidiary of any Debtor under the WSA, may become a “Debtor” under the above referenced WSA, and a Company subject to the Guaranty, upon such subsidiary’s agreement to be bound by the terms of the WSA, in a form acceptable to Secured Party, all without further action or consent of any of the Debtors subject to the WSA  or the undersigned  Guarantor.

RUSH ENTERPRISES, INC.

By:	/s/ W. M. “Rusty” Rush
Name:	W.M. “Rusty” Rush
Title:	Chief Executive Officer and President

Witness:	/s/ Derrek Weaver
(signature)

Witness:	Derrek Weaver
(printed name)

Witness:	/s/ Martin A. Naegelin, Jr.
(signature)

Witness:	Martin A. Naegelin, Jr.
(printed name)

AMENDED AND RESTATED

RIDER A

(LIBOR/Fixed)

This Amended and Restated Rider A is attached to and made a part of that certain Amended and Restated Wholesale Security Agreement by and between General Electric Capital Corporation (“Secured Party”) and each debtor signing below (individually a “Debtor” and collectively the “Debtors”) dated August 15, 2007.

(Additional terms and provisions of Security Agreement)

INTEREST AND CHARGES

1.                                       Debtors agree to pay Secured Party interest charges promptly as billed at the beginning of each month for such charges which have accrued during the prior month.  Interest charges for each item of Inventory for which an Advance was outstanding during the prior month shall be computed and accrued at the lesser of (a) the Applicable Wholesale Rate (as defined below) or (b) the Legal Maximum Rate as defined herein.  All Advances shall bear interest from the date of Secured Party’s (a) payment of a Manufacturer’s invoice relating to an item of Inventory or (b) disbursement of an Advance to or for the benefit of a  Debtor.  If any Manufacturer fails to provide any interest rate or other subsidy on a Debtor’s behalf, Debtors will be responsible for and pay Secured Party all interest and other charges payable under this Agreement.

i.                                          “Libor Rate” as used herein shall mean the highest of the London Interbank Offered Rates published in the Money Rates section of The Wall Street Journal as the average of Interbank offered rates for one month dollar deposits in the London market based upon quotations from major banks effective as to contracts entered into two days prior to publication by The Wall Street Journal.  In the event Libor as published in The Wall Street Journal ceases to exist or The Wall Street Journal ceases publishing a Libor Rate, the holder hereof will substitute a comparable index which is outside the control of the holder.  In the event of an error by The Wall Street Journal, the “Libor Rate” will be based upon the Libor Rate as corrected.

2.                                       The “Applicable Wholesale Rate”, as defined herein shall be based on Libor Rate in effect on the last business day of the prior month for interest charges accruing during such month (as used herein “business day” shall mean any day that is not a Saturday, Sunday or other day in which banking institutions in Chicago, Illinois or Dallas, Texas are generally authorized or required by law or executive order to close). The Applicable Wholesale Rate hereunder shall be computed at the option of the Secured Party on the basis of a 360-day year for the actual number of days elapsed.

With respect to new and used Inventory,  the Applicable Wholesale Rate shall be computed in accordance with the following, provided however, Secured Party shall pay Debtor the sum of $59,458 as a one time interest adjustment for the month of July, 2007:

IF DEBTORS’ AVERAGE MONTH ENDING CALENDAR QUARTER WHOLESALE BALANCE IS:	THE APPLICABLE WHOLESALE RATE FOR THE FOLLOWING CALENDAR QUARTER SHALL BE:

$0 to $175,000,000	Libor Rate plus 1.50% per annum

$175,000,001 to $200,000,000	Libor Rate plus 1.25% per annum

Greater than $200,000,000	Libor Rate plus 1.15% per annum

“Average Month Ending Calendar Quarter Wholesale Balance” as used herein shall mean, for each calendar quarter, the average of the month ending outstanding Advances of Debtors for each month of such calendar quarter.

1

ii.                                       If the Debtors fail to make any curtailment payment as and when due as provided in paragraph 3 of this Rider A, the Applicable Wholesale Rate on such item of Inventory shall be increased by 25 basis points (.25%) each time such curtailment payment is not made when due, commencing in the month following the date the related curtailment payment was due. If an Advance on an item of Inventory is not paid in full as specified in paragraph 4 of this Rider A, the Applicable Wholesale Rate on such item of Inventory shall be 100 basis points (1.00%) plus the original Applicable Wholesale Rate for such item of Inventory.

3.             Curtailments:

i.                                          New Inventory: Debtor shall pay to Secured Party, with respect to each current outstanding and future Advance related to an item of New Inventory an amount equal to (i) ten percent (10%) of the original Advance on any unpaid Advance on an item of new Inventory twelve (12) months after the date of the related Advance and (ii) five percent (5%) of the original Advance on any unpaid Advance on an item of new Inventory eighteen (18) months and twenty-four (24) months after the related date of each such Advance and (iii) five percent (5%) of the original Advance on any unpaid Advance on an item of new Inventory each month thereafter until paid in full.

ii.                                       Used Inventory: Debtor shall pay to Secured Party, with respect to each current outstanding and future Advance related to an item of used Inventory an amount equal to (i) ten percent (10%) of the original Advance on any unpaid Advance on an item of used Inventory twelve (12) months, fifteen (15) months and eighteen (18) months after the related date of each such Advance and (ii) five percent (5%) of the original Advance on any unpaid Advance on an item of used Inventory each month thereafter until paid in full.

4.                                      In no event shall the interest rate and charges provided hereunder exceed the highest rate or charges that a Debtor can legally obligate itself to pay and/or Secured Party can legally collect.  Notwithstanding any other provision to the contrary set forth herein, if at any time implementation of any provision hereof shall raise the interest rate or other charges of Secured Party herein above the lawful maximum rate (“Legal Maximum Rate”), if any, in effect from time to time in the applicable jurisdiction for loans to borrowers of the type, in the amount, for the purposes, and otherwise of the kind herein contemplated, then such interest rate and charges shall be limited to the Legal Maximum Rate and any excess interest and charges inadvertently collected shall be deemed to be a partial prepayment of principal and so applied.

Debtors:

Rush Medium Duty Truck Centers of Colorado, Inc.

Rush Truck Centers of Alabama, Inc.

Rush Truck Centers of Arizona, Inc.

Rush Truck Centers of California, Inc.

Rush Truck Centers of Colorado, Inc.

Rush Truck Centers of Florida, Inc.

Rush Truck Centers of Georgia, Inc.

Rush Truck Centers of New Mexico, Inc.

Rush Truck Centers of Oklahoma, Inc.

Rush Truck Centers of Tennessee, Inc.

Rush GMC Truck Center of El Paso, Inc.

Rush GMC Truck Center of Phoenix, Inc.

Rush GMC Truck Center of San Diego, Inc.

Rush GMC Truck Center of Tucson, Inc.

By:	/s/ W. M. “Rusty” Rush
Name:	W. M. “Rusty” Rush
Title:	President
Date:	August 15, 2007

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Rush Truck Centers of Texas, L.P., a
Texas limited partnership
By:	RUSHTEX, INC., a Delaware corporation General Partner

By:	/s/ W. M. “Rusty” Rush
Name:	W. M. “Rusty” Rush
Title:	President
Date:	August 15, 2007

Agreed and Accepted at Irving, Texas

GENERAL ELECTRIC CAPITALCORPORATION

By:	/s/ C. Daniel Clark
Name:	C. Daniel Clark
Title:	President and General Manager
Date:	August 15, 2007

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